UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2008

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 17, 2008, OceanFirst Bank, the subsidiary of OceanFirst Financial Corp., revised its Executive and Director Deferred Compensation Agreements and executed revised Executive Supplemental Retirement Income Agreements for John R. Garbarino, President, Vito R. Nardelli, Executive Vice President, Michael J. Fitzpatrick, Executive Vice President, and John K. Kelly, First Senior Vice President. The agreements were revised to comply with the requirements of Section 409A of the Internal Revenue Code.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are filed herewith:

Exhibit 99.1	OceanFirst Bank New Executive Deferred Compensation Master Agreement.

Exhibit 99.2	OceanFirst Bank New Director Deferred Compensation Master Agreement.

Exhibit 99.3	Executive Supplemental Retirement Income Agreement for John R. Garbarino.

Exhibit 99.4	Executive Supplemental Retirement Income Agreement for Vito R. Nardelli.

Exhibit 99.5	Executive Supplemental Retirement Income Agreement for Michael J. Fitzpatrick.

Exhibit 99.6	Executive Supplemental Retirement Income Agreement for John K. Kelly.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: September 23, 2008